Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Quarterly Report on Form 10-Q for the period ended July 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 13, 2013	/s/ Gregg O. Lehman
President and Chief Executive Officer

Date:	September 13, 2013	/s/ Wesley W. Winnekins
Chief Financial Officer

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